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                                                                    EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 30, 1998 (except for Note 11, as to which the date is September 30, 1998) in the Registration Statement (Form S-1) and the related Prospectus of NetSolve, Incorporated for the registration of shares of common stock.

                                                  /s/ ERNST & YOUNG LLP